UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 1, 2009

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein L.P. (“AllianceBernstein”) is furnishing two news releases issued on December 1, 2009.

In one news release (“Steyn News Release”), AllianceBernstein announced that David A. Steyn, its Chief Operating Officer, will present at the 2009 Goldman Sachs U.S. Financial Services Conference on Tuesday, December 8th at 11:35 a.m. in New York City.  The Steyn News Release is attached hereto as Exhibit 99.01.

In the other news release (“ECM News Release”), AllianceBernstein announced the re-launch of an equity capital markets business at Sanford C. Bernstein & Co., LLC (“Bernstein”) and the hiring of Thomas M. Morrison as the head of Bernstein’s equity capital markets team.  The ECM News Release is attached hereto as Exhibit 99.02.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Steyn News Release.

99.02	ECM News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: December 2, 2009	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Chief Financial Officer